PROPERTY AND EQUIPMENT NET	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT NET
PROPERTY AND EQUIPMENT, NET

NOTE 9 — PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	December 31,	December 31,
	2022	2021
Office equipment and furniture	$9,625,248	$9,581
Property	9,118,253	-
Transportation vehicles	252,936	238,851
Electronic equipment	91,288	98,937
Subtotal	19,087,725	347,369
Construction in progress	975,758	-
Less: accumulated depreciation	(9,868,553)	(311,985)
Property and equipment, net	$10,194,930	$35,384

Depreciation expense was $638,612, $18,652 and $15,891 for the years ended December 31, 2022, 2021 and 2020, respectively.

The construction in progress relates to 20 units of housing project which are expected to be delivered in 2023. The contract amount was $1.0 million which had been fully provided for, no further capital commitment for this housing project as of December 31, 2022.